CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement of Financial Position [Abstract]
Trading Securities, Cost	$ 1,977,477	$ 923,009	$ 795,765
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	46,817,017	45,844,117	46,245,917
Common Stock, Shares, Outstanding	46,817,017	45,844,117	46,245,917